UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 __________________________________________
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2014

__________________________________________
SENSATA TECHNOLOGIES HOLDING N.V.
(Exact name of Registrant as specified in its charter)

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The Netherlands	001-34652	98-0641254
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Kolthofsingel 8, 7602 EM Almelo
The Netherlands
(Address of Principal executive offices, including Zip Code)
31-546-879-555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

 __________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated October 14, 2014, filed on October 17, 2014 by Sensata Technologies Holding N.V., disclosing the acquisition of all of the outstanding equity interests of August Cayman Company, Inc., the direct or indirect parent of various holding and operating companies comprising the business of Schrader International, Inc. (collectively, "Schrader"), pursuant to the terms of a share purchase agreement dated August 15, 2014. This Current Report on Form 8-K/A is being filed to provide the consolidated historical financial statements of Schrader required by Item 9.01(a) of Form 8-K and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired
The audited consolidated financial statements of August Cayman Company, Inc. as of and for the year ended December 31, 2013 including the notes to such financial statements and the independent auditors report thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated in their entirety herein by reference. The unaudited consolidated financial statements of August Cayman Company, Inc. as of June 28, 2014 and for the six-months ended June 28, 2014 and June 29, 2013 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated in their entirety herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined financial statements as of June 30, 2014 and for the six months ended June 30, 2014 and the year ended December 31, 2013, reflecting the acquisition of Schrader and the related financing transactions, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated in their entirety herein by reference.
(d) Exhibits

23.1	Consent of Ernst & Young LLP.
99.1	Audited consolidated financial statements of August Cayman Company, Inc. as of and for the year ended December 31, 2013.
99.2	Unaudited consolidated financial statements of August Cayman Company, Inc. as of June 28, 2014 and for the six months ended June 28, 2014 and June 29, 2013.
99.3
Unaudited pro forma condensed combined financial statements as of June 30, 2014 and for the six months ended June 30, 2014 and the year ended December 31, 2013 (incorporated by reference to Exhibit 99.1 of the Registrant's Current Report on Form 8-K dated October 7, 2014).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

/s/ Paul Vasington
Date: November 25, 2014	Name: Paul Vasington
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.
99.1	Audited consolidated financial statements of August Cayman Company, Inc. as of and for the year ended December 31, 2013.
99.2	Unaudited consolidated financial statements of August Cayman Company, Inc. as of June 28, 2014 and for the six months ended June 28, 2014 and June 29, 2013.
99.3
Unaudited pro forma condensed combined financial statements as of June 30, 2014 and for the six months ended June 30, 2014 and the year ended December 31, 2013 (incorporated by reference to Exhibit 99.1 of the Registrant's Current Report on Form 8-K dated October 7, 2014).

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